FUEL DOCTOR FD-47

Test on 12-Dec'08

TESTING REPORT

Test by : *Mr.Somsak Unjai*
Mr.Pairat Meesakul
Mr.Banchop

Definition

The FD-47 reduces noisy signals that have a detrimental impact on the functionality of the ECU preventing fuel consumption from reaching its optimal state.

Fuel Doctors Patent Pending FD-47 is a Fuel Consumption Regulator that stabilizes the voltages running through the Electronic Control Unit (brains to most functions of the engine).

Diagram of FD-47 inside your engine compartment



Delay
Battary
Fuse Box
ECU unit
Oil
FUEL
Di-Start
Engine
Air Compressure



FUEL DOCTOR

Test #1 Direct Current Voltage (DCV) and Magnetic Test

Test using Digital Oscillascope





FD-47

FD-47 is ready to test current and noise

Step-1 Test Result (For comparison of Direct Current Voltage(DCV)and Noise.

DC wave condition



No load on car.
Without FD-47



Test with Fan on
Without FD-47
"Have noise and current DC Drop   0.4~0.8 DCV"



Test with fan on.
Insert FD-47
"Have less noise and current DCV Drop 0.2 DCV"

Current DCV drop when attaching FD-47 around 0.2 DCV impact to ECU operation.

Step-2 Test Result For comparison of Direct Current Voltage(DCV)and Noise.

1) Wave shows current and noise Before insertion of FD-47







Display shows unstable wave effect under engine air compressure operation.

2) Wave shows current and noise After insertion of FD-47







Display shows stable currrent after inserting FD-47

Test Results

The FD-47 reduces the variance in electrical voltage sent to the Electronic Control Unit(ECU); and reduces the magnetic field from 25G (Gauss) to 12-16 G after insertion of the FD-47


Normal
On / Off
Low
FUEL DOCTOR

Data comparison of FD-47

Before	After

TEST #2 FUEL DOCTOR FD-47 Dynamometer Tests

Branch	Car Type	Model	Photo		Gasoline Type	Year	Before		After		Result	
							Kilomtrs.	K/M / Ltr.	Kilomtrs.	K/M / Ltr.	K/M / Ltr.	Up %
Toyota	4 x4 (truck)	2500 cc.			Diesel	2003	100	13	100	14.5	1.5	11.5%
Honda	Car	1600 cc			Octane 91	1996	100	12	100	14.5	2.5	20.8%
SUBARU	Legacy GT	2500 cc.			LPG	1996	130	6	130	7.9	1.9	31.7%
HONDA	CITY	1500 cc.			Octane 91	2000	100	15.5	100	18.67	3.17	20.5%

HONDA	CR-V	2000 CC		Octane 91	2001	100	10.5	100	11.8	1.3	12.4%
				LPG		100	8.9	100	10	1.1	12.4%
Toyota	Vios	1500 cc.		LPG	2005	100	11	100	14.4	3.4	30.9%
Toyota	Truck D4D Comonral	2500 cc.		Diesel	2000	100	15	100	17	2	13.3%
Isuzu	Truck Gold series	3000 cc		Diesel	2006	100	13.5	100	14.5	1	7.4%
Toyota	Camry	2000 cc		Octane 95		100	11	100	15	4	36.4%
Honda	Car	1600 cc		Octane 91	1996	100	12	100	14.5	2.5	20.8%
Toyota	4 x4 (truck)	2500 cc.		Diesel	2003	100	13	100	14.5	1.5	11.5%
HONDA	CR-V	2000 CC		Octane 91	2001	100	10.5	100	11.8	1.3	12.4%
				LPG		100	8.9	100	10	1.1	12.4%
Toyota	Camry	2400 cc		Octane 95	2008	120	11	120	13.5	2.5	22.7%
Isuzu	D-Max (SX)	2500 cc		Diesel	2006	120	12.5	120	15	2.5	20.0%
Honda	Car	1600 cc		Octane 91	1996	110	11	110	13.36	2.4	21.5%

Test Result for FD-47


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DOCTOR


FUEL
DOCTOR

(Compare with and without FD-47)

Test Result for FD-47


www.testcar.co.th
TestCar
Professional Car Inspection
FUEL DOCTOR


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TestCar


TestCar

Test Result for FD-47









Test Result for FD-47




TestCar
The Ultimate Car Inspection
Vehicle type: BMW 730
License plate: 4401
Inspector: C-TESTER
Otto-Motor / No or mechanical charger
Automatic transmission
Rear drive
RUN 2
Measurement date: 20.06.2009 (14:34)
Page 1
1000
5000
6000
TestCar
Professional Car Inspection
FUEL DOCTOR

BMW 730 I

2001

Test Result for FD-47

(without plug)



TestCar
The Ultimate Car Inspection
LPS 3000 PKW
Power data
Ambient data
Rotating mass



Power data

Corrected power 1)	P_{Norm}	172.5 BHP	/	126.9	kW
Engine power	P_{Eng}	162.1 BHP	/	119.2	kW
Wheel power	P_{Wheel}	92.7 BHP	/	68.1	kW
Drag power	P_{Drag}	69.4 BHP	/	51.1	kW
Max. power at		5340 rpm	/	207.7	km/h
Torque 1)	M_{Norm}	254.5 Nm			
Max. Torque at		3965 rpm	/	154.3	km/h
Max. attained RPM		5340 rpm	/	207.9	km/h

1) Correction acc. to DIN 70020

Correction factors: Q_v = 0.00 %, P_{VA} = 0.00 BHP



FUEL DOCTOR
Normal
On / Off
Low

Test Result for FD-47

(with plug)



TestCar – The Ultimate Car Inspection
841/2 Srinakarin Road
Suankuang
Bangkok 10250
Tel. 023204490-1

LPS 3000 PKW

Vehicle type: BMW 730i
License plate: 4401
Inspector: C-TESTER

Otto-Motor / No or mechanical charge
Automatic transmission
Rear drive

RUN 2

Measurement date: 20.06.2009 (14:34)

Page 1

250
200
150
100
50
0
1000
2000
3000
4000
5000
6000
n [rpm]

Power data

Corrected power 1)	P_{Norm}	184.3 BHP	/ 135.6 kW
Engine power	P_{Eng}	172.6 BHP	/ 126.9 kW
Wheel power	P_{Wheel}	88.5 BHP	/ 65.1 kW
Drag power	P_{Drag}	84.1 BHP	/ 61.9 kW
Max. power at		5710 rpm	/ 223.6 km/h
Torque 1)	M_{Norm}	256.7 Nm	
Max. Torque at		4850 rpm	/ 189.7 km/h
Max. attained RPM		5715 rpm	/ 223.8 km/h

1) Correction acc. to DIN 70020
Correction factors: Q_V = 0.00 %, P_{VA} = 0.00 BHP

Ambient data

Ambient temperature	$T_{ambient}$	35.1	°C
Intake air temperature	$T_{intake\ air}$	55.7	°C
Relative humidity	H_{Re}	55.4	%
Air pressure	p_{Air}	1004.5	hPa
Steam pressure	p_{Steam}	31.3	hPa
Oil temperature	T_{Oil}	---.-	°C
Fuel temperature	T_{Fuel}	---.-	°C

Slip

Speed no load		---.-	km/h
RPM no load		----	rpm
Speed full load		---.-	km/h
RPM full load		----	rpm
Slip		--.-	%

Rotating mass

Average delay run down 1	a_1	--.--	m/s²
Average Brake force run down 1	F_1	---.-	N
Average delay run down 2	a_2	--.--	m/s²
Average brake force run down 2	F_2	---.-	N
Force of the rotating mass		---.-	N
Rotating total mass		330.0	kg
Rotating test stand mass		250.0	kg
Rotating vehicle mass		80.0	kg

Power data

Corrected power 1)	P_{Norm}	184.3 BHP	/ 135.6 kW
Engine power	P_{Eng}	172.6 BHP	/ 126.9 kW
Wheel power	P_{Wheel}	88.5 BHP	/ 65.1 kW
Drag power	P_{Drag}	84.1 BHP	/ 61.9 kW
Max. power at		5710 rpm	/ 223.6 km/h
Torque 1)	M_{Norm}	256.7 Nm	
Max. Torque at		4850 rpm	/ 189.7 km/h
Max. attained RPM		5715 rpm	/ 223.8 km/h

1) Correction acc. to DIN 70020
Correction factors: Q_V = 0.00 %, P_{VA} = 0.00 BHP



Normal
On / Off
Low
FUEL DOCTOR

(without plug)



TestCar — The Ultimate Car Inspection
641/2 Srinakarin Road
Suanluang
Bangkok 10250
Tel. 023204490-1

LPS 3000 PKW

Vehicle type: BMW 730
License plate: 4401
Inspector: C-TESTER

Otto-Motor / No or mechanical charger
Automatic transmission
Rear drive

RUN 1 OK

Measurement date: 20.06.2009 (14:26)
Page 1

P-wheel [BHP]
P-drag [BHP]
P-norm [BHP]
M-norm [Nm]
0
1000
2000
3000
4000
5000
6000
n [rpm]

Power data

Corrected power		172.5 BHP	126.8 kW
Engine power		162.1 BHP	119.2 kW
Wheel power		92.7 BHP	68.1 kW
Drag power		69.4 BHP	51.1 kW
Max. power at		[illegible] rpm	207.7 km/h
Torque		254.8 Nm	
Max. Torque at		[illegible] rpm	154.3 km/h
Max. attained RPM		[illegible] rpm	207.9 km/h

Correction acc. to DIN 70020
Correction factors: C_a = 0.00 %, P_{ca} = 0.00 BHP

Ambient data

Ambient temperature		35.3	°C
Intake air temperature		53.5	°C
Relative humidity		55.5	%
Air pressure		1004.5	hPa
Steam pressure		31.7	hPa
Oil temperature		---	°C
Fuel temperature		---	°C

Slip

Speed no load		---	km/h
RPM no load		---	rpm
Speed full load		---	km/h
RPM full load		---	rpm
Slip		---	%

Rotating mass

Average delay run down 1		---	m/s²
Average Brake force run down 1		---	N
Average delay run down 2		---	m/s²
Average brake force run down 2		---	N
Force of the rotating mass		---	N
Rotating total mass		330.0	kg
Rotating test stand mass		250.0	kg
Rotating vehicle mass		80.0	kg

(with plug)



TestCar — The Ultimate Car Inspection
641/2 Srinakarin Road
Suanluang
Bangkok 10250
Tel. 023204490-1

LPS 3000 PKW

Vehicle type: BMW 730i
License plate: 4401
Inspector: C-TESTER

Otto-Motor / No or mechanical charger
Automatic transmission
Rear drive

RUN 2

Measurement date: 20.06.2009 (14:34)
Page 1

P-wheel [BHP]
P-drag [BHP]
P-norm [BHP]
M-norm [Nm]
0
1000
2000
3000
4000
5000
6000
n [rpm]

Power data

Corrected power		184.3 BHP	135.6 kW
Engine power		172.6 BHP	126.9 kW
Wheel power		88.5 BHP	65.1 kW
Drag power		84.1 BHP	61.8 kW
Max. power at		[illegible] rpm	223.6 km/h
Torque		258.7 Nm	
Max. Torque at		[illegible] rpm	188.7 km/h
Max. attained RPM		[illegible] rpm	223.8 km/h

Correction acc. to DIN 70020
Correction factors: C_a = 0.00 %, P_{ca} = 0.00 BHP

Ambient data

Ambient temperature		35.1	°C
Intake air temperature		55.7	°C
Relative humidity		55.4	%
Air pressure		1004.5	hPa
Steam pressure		31.3	hPa
Oil temperature		---	°C
Fuel temperature		---	°C

Slip

Speed no load		---	km/h
RPM no load		---	rpm
Speed full load		---	km/h
RPM full load		---	rpm
Slip		---	%

Rotating mass

Average delay run down 1		---	m/s²
Average Brake force run down 1		---	N
Average delay run down 2		---	m/s²
Average brake force run down 2		---	N
Force of the rotating mass		---	N
Rotating total mass		330.0	kg
Rotating test stand mass		250.0	kg
Rotating vehicle mass		80.0	kg

Test Result for FD-47

(Compare without and with plug fuel save)


FUEL DOCTOR


TestCar
The Ultimate Car Inspection
Vehicle type BMW 730
Inspector C-TESTER
Power data
Ambient data
Slip
Rotating mass


P-wheel [BHP]
P-drag [BHP]
P-norm [BHP]
M-norm [Nm]
20.06.2009 14:28
0
50
100
150
200
250
1000
2000
3000
4000
5000
6000

(Decr.)	(without)	(with)	(%)
Corrected power P_{Norm}	172.5 BHP	184.3	6.84
Engine power P_{Eng}	162.1 BHP	172.6	6.47
Wheel power P_{Wheel}	88.5 BHP	88.5	-
Max power at	5340 rpm/207.7 km/h	5710 rpm/223.6km/h	
Torque 1) M_{morn}	254.5 Nm	256.7 Nm	0.86
Max Torque at	3965 rpm/154.3km/h	4850 rpm/189.7km/h	

Test Result for FD-47



Normal
Low
On / Off
FUEL DOCTOR

TOYOTA CAMRY

2003



TestCar
The Ultimate Car Inspection
641/2 Srinakarin Road
Suanluang
Bangkok 10250
Tel. 023204490-1
MAHA
LPS 3000 PKW
Vehicle type: TOYOTA CAMRY
License plate: 560
Inspector: C-TESTER
Otto-Motor / No or mechanical charger
Automatic transmission
Front drive
PRO REDUCER
Measurement date: 20.06.2009 (18:20)
Page 1
P-wheel [BHP]
P-drag [BHP]
P-norm [BHP]
M-norm [Nm]
20.06.2009 18:17
0 1000 2000 3000 4000 5000 6000
n [rpm]
0 50 100 150 200 250
TestCar
FUEL DOCTOR
Normal
On / Off
Low

Test Result for FD-47

(without plug)



TestCar — The Ultimate Car Inspection
641/2 Srinakarin Road
Suanluang
Bangkok 10250
Tel. 023204490-1

LPS 3000 PKW

Vehicle type: TOYOTA CAMRY
License plate: 560
Inspector: C-TESTER

Otto-Motor / No or mechanical charger
Automatic transmission
Front drive

WITHOUT PRO REDUCER

Measurement date: 20.06.2009 (18:17)

Page 1

P-wheel [BHP]
P-drag [BHP]
P-norm [BHP]
M-norm [Nm]
0
50
100
150
200
250
0
3000
4000
5000
6000
n [rpm]

Power data

Corrected power 1)	P_{Norm}	108.4 BHP / 79.8 kW	
Engine power	P_{Eng}	103.6 BHP / 76.2 kW	
Wheel power	P_{Wheel}	83.3 BHP / 61.3 kW	
Drag power	P_{Drag}	20.3 BHP / 14.9 kW	
Max. power at		5475 rpm / 103.7 km/h	
Torque 1)	M_{Norm}	147.3 Nm	
Max. Torque at		4995 rpm / 94.7 km/h	
Max. attained RPM		5760 rpm / 109.2 km/h	

Ambient data

Ambient temperature	$T_{ambient}$	32.5 °C
Intake air temperature	$T_{intake air}$	36.7 °C
Relative humidity	H_{rel}	66.1 %
Air pressure	p_{air}	1004.1 hPa
Steam pressure	p_{steam}	32.3 hPa
	T_{Oil}	--- °C
	T_{Fuel}	--- °C

Slip

Speed no load		--- km/h
RPM no load		--- rpm
Speed full load		--- km/h
RPM full load		--- rpm
Slip		--- %

Rotating mass

Average delay run down 1	a_1	--- m/s²
Average Brake force run down 1	F_1	--- N
Average delay run down 2	a_2	--- m/s²
Average brake force run down 2	F_2	--- N
Force of the rotating mass	$F_{rot.mass}$	--- N
Rotating total mass	$m_{rot.total}$	310.0 kg
Rotating test stand mass	$m_{rot.dyno}$	250.0 kg
Rotating vehicle mass	$m_{rot.vehicle}$	60.0 kg



Power data

Corrected power 1)	P_{Norm}	108.4 BHP	/	79.8 kW
Engine power	P_{Eng}	103.6 BHP	/	76.2 kW
Wheel power	P_{Wheel}	83.3 BHP	/	61.3 kW
Drag power	P_{Drag}	20.3 BHP	/	14.9 kW
Max. power at		5475 rpm	/	103.7 km/h
Torque 1)	M_{Morm}	147.3 Nm		
Max. Torque at		4995 rpm	/	94.7 km/h
Max. attained RPM		5760 rpm	/	109.2 km/h

1) Correction acc. to SAE J 1349
Correction factors: Q_V = 0.00 %, P_{VA} = 0.00 BHP



FUEL DOCTOR
Normal
On / Off
Low

Test Result for FD-47

(with plug)


TestCar
The Ultimate Car Inspection
Vehicle type TOYOTA CAMRY
Inspector C-TESTER
PRO REDUCER
Power data
Ambient data
Slip
Rotating mass



Power data

Corrected power 1)	P_{Norm}	113.7	BHP	/	83.6	kW
Engine power	P_{Eng}	109.0	BHP	/	80.2	kW
Wheel power	P_{Wheel}	89.9	BHP	/	66.1	kW
Drag power	P_{Drag}	19.1	BHP	/	14.0	kW
Max. power at		4930	rpm	/	92.8	km/h
Torque 1)	M_{Norm}	168.0	Nm			
Max. Torque at		4630	rpm	/	87.1	km/h
Max. attained RPM		5380	rpm	/	101.3	km/h

1) Correction acc. to SAE J 1349
Correction factors: Q_V = 0.00 %, P_{VA} = 0.00 BHP


FUEL DOCTOR
Normal
On / Off
Low

Test Result for FD-47



FUEL DOCTOR

(without plug)



LTestCar
The Ultimate Car Inspection
641/2 Srinakarin Road
Suanluang
Bangkok 10250
Tel. 023204490-1

LPS 3000 PKW

Vehicle type: TOYOTA CAMRY
License plate: 560
Inspector: C-TESTER

Otto-Motor / No or mechanical charger
Automatic transmission
Front drive

WITHOUT PRO REDUCER

Measurement date: 20.06.2009 (18:17)

Page 1

P-wheel [BHP]
P-drag [BHP]
P-norm [BHP]
M-norm [Nm]
0
50
100
150
200
250
1000
2000
3000
4000
5000
6000
n [rpm]

Power data

Corrected power [1]	P_{Norm}	108.4 BHP	/ 79.8 kW
Engine power	P_{Eng}	103.6 BHP	/ 76.2 kW
Wheel power	P_{Wheel}	83.3 BHP	/ 61.3 kW
Drag power	P_{Drag}	20.3 BHP	/ 14.9 kW
Max. power at		[illegible] rpm	/ 103.7 km/h
Torque [1]	M_{Norm}	147.3 Nm	
Max. Torque at		[illegible] rpm	/ 94.7 km/h
Max. attained RPM		[illegible] rpm	/ 109.2 km/h

[1] Correction acc. to SAE J 1349
Correction factors: Q_c = 0.00 %, P_{Id} = 0.00 BHP

Ambient data

Ambient temperature	$T_{Ambient}$	32.5 °C
Intake air temperature	$T_{Intake\ air}$	36.7 °C
Relative humidity	H_{Air}	66.1 %
Air pressure	p_{Air}	1004.1 hPa
Steam pressure	p_{Steam}	32.3 hPa
Oil temperature	T_{Oil}	---.- °C
Fuel temperature	T_{Fuel}	---.- °C

Slip

Speed no load	$v_{no\ load}$	---.- km/h
RPM no load	$n_{no\ load}$	---- rpm
Speed full load	$v_{full\ load}$	---.- km/h
RPM full load	$n_{full\ load}$	---- rpm
Slip		---.- %

Rotating mass

Average delay run down 1	a_1	---.-- m/s²
Average Brake force run down 1	F_1	---.- N
Average delay run down 2	a_2	---.-- m/s²
Average brake force run down 2	F_2	---.- N
Force of the rotating mass	$F_{Rotation}$	---.- N
Rotating total mass	$m_{Rotation}$	310.0 kg
Rotating test stand mass	$m_{Test\ stand}$	250.0 kg
Rotating vehicle mass	$m_{Vehicle}$	60.0 kg

(with plug)



LTestCar
The Ultimate Car Inspection
641/2 Srinakarin Road
Suanluang
Bangkok 10250
Tel. 023204490-1

LPS 3000 PKW

Vehicle type: TOYOTA CAMRY
License plate: 560
Inspector: C-TESTER

Otto-Motor / No or mechanical charger
Automatic transmission
Front drive

PRO REDUCER

Measurement date: 20.06.2009 (19:20)

Page 1

P-wheel [BHP]
P-drag [BHP]
P-norm [BHP]
M-norm [Nm]
0
50
100
150
200
250
1000
2000
3000
4000
5000
6000
n [rpm]

Power data

Corrected power [1]	P_{Norm}	112.7 BHP	/ [illegible] kW
Engine power	P_{Eng}	[illegible] BHP	/ 80.2 kW
Wheel power	P_{Wheel}	[illegible] BHP	/ 66.1 kW
Drag power	P_{Drag}	19.1 BHP	/ 14.0 kW
Max. power at		[illegible] rpm	/ 92.8 km/h
Torque [1]	M_{Norm}	[illegible] Nm	
Max. Torque at		[illegible] rpm	/ 87.1 km/h
Max. attained RPM		[illegible] rpm	/ 101.3 km/h

[1] Correction acc. to SAE J 1349
Correction factors: Q_c = 0.00 %, P_{Id} = 0.00 BHP

Ambient data

Ambient temperature	$T_{Ambient}$	32.3 °C
Intake air temperature	$T_{Intake\ air}$	35.1 °C
Relative humidity	H_{Air}	66.5 %
Air pressure	p_{Air}	1004.1 hPa
Steam pressure	p_{Steam}	32.1 hPa
Oil temperature	T_{Oil}	---.- °C
Fuel temperature	T_{Fuel}	---.- °C

Slip

Speed no load	$v_{no\ load}$	---.- km/h
RPM no load	$n_{no\ load}$	---- rpm
Speed full load	$v_{full\ load}$	---.- km/h
RPM full load	$n_{full\ load}$	---- rpm
Slip		---.- %

Rotating mass

Average delay run down 1	a_1	---.-- m/s²
Average Brake force run down 1	F_1	---.- N
Average delay run down 2	a_2	---.-- m/s²
Average brake force run down 2	F_2	---.- N
Force of the rotating mass	$F_{Rotation}$	---.- N
Rotating total mass	$m_{Rotation}$	310.0 kg
Rotating test stand mass	$m_{Test\ stand}$	250.0 kg
Rotating vehicle mass	$m_{Vehicle}$	60.0 kg

Test Result for FD-47

(Compare without and with plug fuel save)



FUEL DOCTOR



TestCar — The Ultimate Car Inspection
641/2 Srinakarin Road
Suanluang
Bangkok 10250
Tel. 023204490-1

MAHA
LPS 3000 PKW

Vehicle type: TOYOTA CAMRY
License plate: 560
Inspector: C-TESTER

Otto-Motor / No or mechanical charger
Automatic transmission
Front drive

PRO REDUCER

Measurement date: 20.06.2009 (18:20) — Page 1

P-wheel [BHP]
P-drag [BHP]
P-norm [BHP]
M-norm [Nm]
20.06.2009 18:17

n [rpm]

Power data

Corrected power 1)	P_{Norm}	113.7 BHP	/	83.6 kW
Engine power	P_{Eng}	109.0 BHP	/	80.2 kW
Wheel power	P_{Wheel}	89.9 BHP	/	66.1 kW
Drag power	P_{Drag}	19.1 BHP	/	14.0 kW
Max. power at		4930 rpm	/	92.8 km/h
Torque 1)	M_{Norm}	168.0 Nm		
Max. Torque at		4630 rpm	/	87.1 km/h
Max. attained RPM		5380 rpm	/	101.3 km/h

1) Correction acc. to SAE J 1349
Correction factors: Q_v = 0.00 %, P_{VA} = 0.00 BHP

Ambient data

Ambient temperature	$T_{Ambient}$	32.3	°C
Intake air temperature	$T_{Intake\ air}$	35.1	°C
Relative humidity	H_{Air}	66.5	%
Air pressure	p_{Air}	1004.1	hPa
Steam pressure	p_{Steam}	32.1	hPa
Oil temperature	T_{Oil}	---.-	°C
Fuel temperature	T_{Fuel}	---.-	°C

Slip

Speed no load	$v_{no\ load}$	---.-	km/h
RPM no load	$n_{no\ load}$	----	rpm
Speed full load	$v_{full\ load}$	---.-	km/h
RPM full load	$n_{full\ load}$	----	rpm
Slip		---.--	%

Rotating mass

Average delay run down 1	a_1	---.---	m/s^2
Average Brake force run down 1	F_1	----.-	N
Average delay run down 2	a_2	---.---	m/s^2
Average brake force run down 2	F_2	----.-	N
Force of the rotating mass	$F_{rot-total}$	----.-	N
Rotating total mass	$m_{rot-total}$	310.0	kg
Rotating test stand mass	$m_{rot-dyno}$	250.0	kg
Rotating vehicle mass	$m_{rot-vehicle}$	60.0	kg

LPS 3000 PKW V 1.09.001 (16.02.2007) (100/000/0000/000/0000) Measurement value recording/Regulator V1.05.001



Measurement date: 20.06.2009 (18:20)
Page 1
P-wheel [BHP]
P-drag [BHP]
P-norm [BHP]
M-norm [Nm]
20.06.2009 18:17
0
50
100
150
200
250
0
1000
2000
3000
4000
5000
6000

(Decr.)	(without)	(with)	(%)
Corrected power P_{Norm}	108.4 BHP	113.7	4.88
Engine power P_{Eng}	103.6 BHP	109.0	5.21
Wheel power P_{Wheel}	83.3 BHP	89.9	-
Max power at	4930 rpm/92.8 km/h	5475 rpm/103.7km/h	
Torque 1) M_{morn}	147.3 Nm	168.0 Nm	14.05
Max Torque at	4630 rpm/87.1km/h	4995 rpm/94.7km/h	

Test Result for FD-47

(Compare without and with plug fuel save)


FUEL DOCTOR


5 Liter
Without plug

Test by lock speed 100km/h and run 40 km.

And without Fuel save plug


4 Liter


1000 ml.
625 ml.
375 ml..

Test Result for FD-47

(Compare without and with plug fuel save)


FUEL DOCTOR


5
4
With plug
Without plug


4 Liter


1000 ml.
440 ml.
560 ml.

Test by lock speed 100km/h and run 40 km.

And with Fuel save plug

Test Result for FD-47

(Compare without and with plug fuel save)


Normal
On / Off
Low
FUEL DOCTOR

Lock speed 100km/h,distance 40kms

100 km/h

40 km.

(Without plug)


4 Liter
1000 ml.
625 ml..
375 ml..
ก่อนการใช้ปลั๊ก
Without plug
Test by lock speed 100km/h and run 40 km.
And insert Fuel save plug

(With plug)


4 Liter
1000 ml.
440 ml.
560 ml.
หลังการใช้ปลั๊ก
With plug
ก่อนการใช้ปลั๊ก
Without plug
Test by lock speed 100km/h and run 40 km.
And insert Fuel save plug

Without FD-47

625 ml.

With FD-47

440 ml.

Save = 185 ml.

Save = 29.6 %